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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in Registration Statement No. 333-3226 of CITGO Petroleum Corporation on Form S-3 of our report dated February 14, 2002 on the consolidated financial statements of VPHI Midwest, Inc. as of and for the year ended December 31, 2001, appearing in this Current Report on Form 8-K/A of CITGO Petroleum Corporation dated March 8, 2002.


Deloitte & Touche LLP

March 8, 2002
Tulsa, Oklahoma